UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 4, 1999




                          FrontierVision Holdings, L.P.
                   FrontierVision Holdings Capital Corporation
                 FrontierVision Holdings Capital II Corporation
           (Exact names of Registrants as Specified in Their Charters)



         Delaware                               333-36519                              84-1432334
         Delaware                             333-36519-01                             84-1432976
         Delaware                             333-75567-01                             84-1481765
       (States or Other Jurisdiction      (Commission File Nos.)             (IRS Employer Identification
   of Incorporation or Organization)                                                    Numbers)





             1777 South Harrison Street,
            Suite P-200, Denver, Colorado                                             80210
      (Address of Principal Executive Offices)                                     (Zip Code)



                                 (303) 757-1588
              (Registrants' Telephone Number, Including Area Code)

Item 5.  Other Events.


         On June 8, 1999 the Registrants issued the following press release.


                              FOR IMMEDIATE RELEASE


                          FRONTIERVISION HOLDINGS, L.P.
                    ANNOUNCES CONSUMMATION OF EXCHANGE OFFER


DENVER, CO (BUSINESSWIRE) - FrontierVision Holdings, L.P. ("Holdings") and FrontierVision Holdings Capital II Corporation (the "Issuers") announced that the Issuers' registered exchange offer of $91,298,000 aggregate original principal amount at maturity of the Issuers' 11-7/8% Senior Discount Notes due 2007, Series B (CUSIP No. 35921XAB5) (the "New Notes") for $91,298,000 aggregate original principal amount at maturity of the Issuers' 11-7/8% Senior Discount Notes due 2007, Series B (CUSIP Nos. 35921XAA7 and U31582AA4) (the "Old Notes") expired at 5:00 p.m. on Friday, June 4, 1999 in accordance with its terms, and that the Issuers accepted the tender of all $91,298,000 aggregate original principal amount at maturity of Old Notes which were tendered. The Issuers have instructed the trustee, U.S. Bank National Association, with respect to the 11-7/8% Senior Discount Notes due 2007, Series B to prepare and authenticate $91,298,000 in aggregate original principal amount at maturity of New Notes.

The New Notes issued in the exchange offer have substantially the same terms and conditions as the Old Notes, except the New Notes are not subject to the restrictions on resale or transfer, which applied to the unregistered Old Notes.

Holdings is a holding company and is the general partner of FrontierVision Operating Partners, L.P. ("FVOP"). Holdings owns directly or indirectly all of the outstanding partnership interests in FVOP.

FVOP is one of the 20 largest multiple cable system operators in the United States and serves more than 700,000 subscribers.

Investor Contact:                   James W. McHose, Vice President-Finance
                                    (303) 757-1588
                                    Email: InvestorRel@FVP.com

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FRONTIERVISION HOLDINGS, L.P.


                         By: FrontierVision Partners, L.P., its general partner,
                         By: FVP GP, L.P., its general partner
                             By: FrontierVision Inc., its general partner

Date: June 8, 1999           By:/s/ Albert D. Fosbenner
                             -----------------------
                             Albert D. Fosbenner
                             Vice President and Treasurer

                          FRONTIERVISION HOLDINGS CAPITAL CORPORATION

Date: June 8, 1999        By:/s/ Albert D. Fosbenner
                             -----------------------
                             Albert D. Fosbenner
                             Vice President and Treasurer


                          FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

Date: June 8, 1999        By: /s/ Albert D. Fosbenner
                              --------------------------
                              Albert D. Fosbenner
                              Vice President and Treasurer